UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2023

SPLASH BEVERAGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-40471	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221 Fort Lauderdale, Florida 33316
(Address of Principal Executive Offices)

(954) 745-5815
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBEV	NYSE American LLC
Warrants to purchase shares of common stock	SBEV-WT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2023, at the 2023 annual meeting of stockholders (the “Annual Meeting”) of Splash Beverage Group, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2020 Long-Term Incentive Compensation Plan (the “2020 Plan”) to: (1) increase the aggregate number of shares of common stock available under the Plan by 1,500,000 shares to a total of 1,807,415 shares and (2) increase the automatic annual increase in the number of shares under the Plan from 5% to 7.5% of the total number of shares of common stock outstanding as of December 31st of the preceding fiscal year (the “Plan Amendment”).

Descriptions of the 2020 Plan and the Plan Amendment are set forth in Proposal 2 in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 11, 2023 (the “Proxy Statement”), and such descriptions are incorporated by reference herein. Those descriptions and the description of the Plan Amendment in this Item 5.02 of this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the 2020 Plan, as amended by the Plan Amendment, a copy of which is attached hereto and incorporated herein by reference in its entirety as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, 22,305,460 shares of the Company’s common stock were represented in person or by proxy out of the 42,810,518 shares outstanding and entitled to vote as of August 28, 2023, the record date for the Annual Meeting. The voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

1.	The Company’s stockholders elected the five individuals listed below as directors to serve on the Board of Directors (the “Board”) of the Company, each to serve on the Board until his/her successor is duly elected and qualified at the Annual Meeting or until his/her earlier resignation or removal. The results of voting on the proposal are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes

Robert Nistico	22,198,136	107,324	0
Justin Yorke	22,178,802	126,658	0
Peter McDonough	20,447,004	1,858,456	0
Candace Crawford	20,425,531	1,879,929	0
Bill Caple	22,187,423	118,037	0

2.	The Company’s stockholders approved and ratified the Plan Amendment as described in Item 5.02 of this Current Report on Form 8-K. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes

19,522,437	2,742,300	40,723	0

3.	The Company’s stockholders approved in accordance with NYSE American Company Guide Rule 713(a), the issuance of up to 21,000,000 shares of common stock for potential future acquisition(s) or for certain accredited investors in connection with a private placement. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes

19,023,885	3,168,273	113,302	0

4.	The Company’s stockholders approved, on an advisory (non-binding) basis the compensation of the named executive officers. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes

21,018,480	1,111,631	175,349	0

5.	The Company’s stockholders approved “Three Years” as the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers, on a non-binding basis. In light of this result, which is consistent with the Board of Directors’ recommendation, the Company has determined to hold an advisory (non-binding) vote on the compensation of our named executive officers every three years. The results of voting on the proposal are set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

5,027,659	388,279	16,746,046	143,476	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Splash Beverage Group, Inc. Amended and Restated 2020 Long-Term Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPLASH BEVERAGE GROUP, INC.

Dated: October 10, 2023	By:	/s/ Robert Nistico
	Name:	Robert Nistico
	Title:	Chief Executive Officer